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                                                                 Exhibit 10.11-1




                                 Sales Contract

           Date:15 March, 2007        Contract no.             Signed at:
           Arrival port:              Custom no.               Business no.

According to the related stipulation of "People's Republic of China Law of contract", after consulting unanimously, both sides sign this contract:

---- ----------------------------------- ------- ---------- ------------------ ------------- -------------------
NO   Name of Commodity ,Specifications   Unit    Quantity   Unit Price(yuan )  Total Value   Time of Shipment
---- ----------------------------------- ------- ---------- ------------------ ------------- -------------------

     Buflomedil5ml x 5                   box     30000      38.60              1158000
---- ----------------------------------- ------- ---------- ------------------ ------------- -------------------

     Roxthromythin 0.15g x 6             Box     45000      2.58               116100
---- ----------------------------------- ------- ---------- ------------------ ------------- -------------------

     Clarthromycin 0.125 x6              Box     24000      4.50               108000
---- ----------------------------------- ------- ---------- ------------------ ------------- -------------------

     Neurotrophicpeptide 2ml x 10        Box     84000      29                 2436000
---- ----------------------------------- ------- ---------- ------------------ ------------- -------------------

     Neurotrophicpeptide 10ml x5         box     39100      50.2               1962820
---- ----------------------------------- ------- ---------- ------------------ ------------- -------------------
total                                                                                        5780920
---- ----------------------------------- ------- ---------- ------------------ ------------- -------------------


Total Value( in letter  )  ONE THOUSAND FOUR HUNDRED AND SIXTY NINE THOUSAND TWENTY EIGHTY YUAN THIRTY FEN ONLY

-------------------- -------------------------------------- ------------------ -----------------------------------------------------
Buyer                Hainan Xinglin Medicine Company        Seller             Hainan Helpson Medicine and Bio-Technology Company
-------------------- -------------------------------------- ------------------ -----------------------------------------------------
Address                                                     Address            No.17, Jinpan RD, Haikou, Hainan, China
-------------------- -------------------------------------- ------------------ -----------------------------------------------------
tax                                                         tax
-------------------- -------------------------------------- ------------------ -----------------------------------------------------
Bank &account No                                            Bank &account No
-------------------- -------------------------------------- ------------------ -----------------------------------------------------
representative                                              representative
-------------------- -------------------------------------- ------------------ -----------------------------------------------------
Telephone                                                   Telephone          0898-66811911
-------------------- -------------------------------------- ------------------ -----------------------------------------------------
Fax                                            Zip Code     Fax                0898-66819024          Zip code          570216
-------------------- ------------------------- ------------ ------------------ ---------------------- ----------------- ------------
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      General  TERMS[ ]

1 Quality: The supplier provides the product guaranteed conforms to the national related drugs quality specification

2 Packing: Packing conforms to the national related laws and regulations requirement, conforms to the shipment requirement

3    Delivery Term: a\ by buyer b\ collection c\ by the third party

4    Destination:   1[  ]Warehouse  of  supplier  2[  ]the  arrival  station  of
     railway/ship/road/air   at   suppliers'   location;   3[  ]the  station  of
     railway/ship/road / air at the buyersi-location.

5    Transportation: 1[ ]railway 2[ ]road 3[ ]ship 4i[ ]air

6    Transport expense: 1[ ]paid by supplier 2[ ]paid by buyer

7    Payment: 1[ ]wire via bank 2[ ]bill 3[ ]check 4[ ]cash 5[ ]collection

8 Time of Payment:___________ When the payment excesses the deadline, seller has the right to stop shipment .

9 Buyer should check at once at the arrival of the goods at the port of destination, if having any claims, buyers should ask for certificate from shipper, fax the certificate to sellers within 7days.

10 The seller undertake the complete responsibility of quality of the drugs sold and assure the prompt goods supply, the non-quality reason does not permit to return goods

11 Violation responsibility: According to rules of "People's Republic of China Law of contract" and "Industry and mining Product Purchase and sale contract Rule"

12 The above third, fourth, fifth, sixth, seventh items which marked "iI" are the execution way for both sides agrees

13 Disputes settlement: All the disputes will be settled under the plaintiff local people's court.

14   Other items

     [ ]Partial delivery and partial settlement was permitted for the cargo under this contract.

     [ ]Only if in contract special regulation, buyer should make the payment to seller according to contract as soon as he receive the cargo, Nobody can draws the money or the cargo without a formal notice of seller.

     [ ]Contract will be effective after signed by bilateral representatives.

     [ ]If there is a lawsuit because of payment , the non-prevailing party will pay the legal fee , attorney fee and travel expense.